Party-in-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 034
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Party-in-Interest Transactions	Party-in-Interest Transactions
Certain Plan investments are in Rayonier Advanced Materials Inc. common stock. As Rayonier Advanced Materials Inc. is the Sponsor, these transactions also qualify as party-in-interest transactions. At December 31, 2025 and 2024, the Plan held approximately 92,483 and 100,804 shares of Rayonier Advanced Materials Inc. common stock, respectively, which represented approximately 0.1% and 0.2% of the Company’s total shares outstanding, respectively.
Fidelity serves as the Plan’s record keeper and provides certain administrative services to the Plan pursuant to a Main Services Agreement (“MSA”). Fidelity receives revenue from mutual fund service providers. This revenue is used to offset certain amounts owed for administrative services to the Plan. Accordingly, these transactions qualify as party-in-interest transactions.
If the revenue received from such mutual fund service providers exceeds the amount owed under the agreements, the record keeper remits the excess to the Plan’s trust on a quarterly basis. Such amounts may be applied to pay Plan administrative expenses or allocated to the accounts of the participants. Certain expenses from plan service providers as described in Note 2 are paid by the Plan. Accordingly, these transactions qualify as party-in-interest transactions.
The Plan issues notes to participants, which are secured by the balances in the participants’ accounts. These transactions qualify as party-in-interest transactions.